MERCER EMERGING MARKETS EQUITY FUND

SUPPLEMENT TO

THE CLASS Y-3 SHARES PROSPECTUS

DATED JULY 31, 2015

The date of this Supplement is March 29, 2016.

The following changes are made in the Y-3 prospectus (the “Prospectus”) of Mercer Emerging Markets Equity Fund:

1.        Effective March 17, 2016, all references to Vontobel Asset Management, Inc., subadvisor to the Mercer Emerging Markets Equity Fund are hereby deleted.

2.        The information relating to AQR Capital Management, LLC (“AQR”), subadvisor to the Mercer Emerging Markets Equity Fund, under the section titled “Fund Management—Subadvisors and Portfolio Managers” on page 7 of the Prospectus is hereby deleted and replaced with the following:

AQR Capital Management, LLC (“AQR”)

•	Jacques A. Friedman, M.S., Principal, joined AQR in 1998, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.
•	Oktay Kurbanov, M.B.A., Principal, joined AQR in 1998, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.
•	Michelle L. Aghassi, Ph.D., Principal, joined AQR in 2005, and began managing AQR’s allocated portion of the Fund’s portfolio in March 2016.
•	Andrea Frazzini, Ph.D., M.S., Principal, joined AQR in 2008, and began managing AQR’s allocated portion of the Fund’s portfolio in March 2016.
•	Michael Katz, Ph.D., A.M., Principal, joined AQR in 2007, and began managing AQR’s allocated portion of the Fund’s portfolio in March 2016.
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3.        In the section titled “The Subadvisors,” the similar paragraph relating to AQR, subadvisor to the Mercer Emerging Markets Equity Fund, is replaced on page 10 of the Prospectus:

AQR Capital Management, LLC (“AQR”), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a subadvisor to the Fund. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. The portfolio managers who are primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio are Jacques A. Friedman, M.S., Oktay Kurbanov, M.B.A., Michelle L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., M.S., and Michael Katz, Ph.D., A.M. Mr. Friedman is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. Mr. Kurbanov is a Principal of AQR. Mr. Kurbanov joined AQR at its inception in 1998 and runs the portfolio management team within the Global Asset Allocation group. Dr. Aghassi is a Principal of AQR. Dr. Aghassi joined AQR in 2005 and is co-head of research for its Global Stock Selection group, overseeing research and portfolio management. Dr. Frazzini is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and develops quantitative models for its Global Stock Selection team. Dr. Katz is a Principal of AQR. Dr. Katz joined AQR in 2007 and oversees research and portfolio management for macro, fixed-income and inflation-related strategies.

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